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                                                                    EXHIBIT 10.9


                       MONITORING AND OVERSIGHT AGREEMENT


                  THIS MONITORING AND OVERSIGHT AGREEMENT (this "Agreement") is made and entered into as of April 23, 1998, among Specialty Teleconstructors, Inc., a Nevada corporation ("Holdings"), OmniAmerica Holdings Corporation, a Delaware corporation ("OmniAmerica"), OmniAmerica, Inc., a Delaware corporation ("OAI"), Novak & Lackey Construction Co., Inc., an Oklahoma corporation ("Novak"), Specialty Management, Inc., a Nevada corporation ("SMI"), Microwave Tower Services, Inc., an Oregon corporation ("MTS"), Specialty Constructors, Inc., a New Mexico corporation ("SCI"), Specialty Constructors Coatings, Inc., a Nevada corporation ("SCCI"), Specialty Capital Services, Inc., a Nevada corporation ("SCS"), Specialty Combined Resources, Inc., a Texas corporation ("SCR"), Specialty Fortress, Inc., a Nevada corporation ("SFI"), Specialty Training Centers, Inc., a Nevada corporation ("STC"), South Atlantic Tower Corporation, a Delaware corporation ("SATC"), and OmniTower, Ltd., a Florida limited partnership ("OmniTower" and, together with Holdings, OmniAmerica, OAI, Novak, SMI, MTS, SCI, SCCI, SCS, SCR, SFI, STC and SATC, the "Clients") and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

                  1. Retention. The Clients hereby acknowledge that they have retained HMCo, and HMCo acknowledges that, subject to reasonable advance notice in order to accommodate scheduling, HMCo will provide financial oversight and monitoring services to the Clients as requested by the board of directors or other governing body of each of the Clients during the term of this Agreement.

                  2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the tenth anniversary of the date hereof, or (ii) the date on which Hicks, Muse, Tate & Furst Incorporated ("HMTF") or its successors and their respective affiliates (including, without limitation, any equity fund sponsored by HMTF or its successors including, without limitation, Hicks, Muse, Tate & Furst Equity Fund III, L.P., a Delaware limited partnership, and its affiliates) shall cease to own beneficially, directly or indirectly, at least 33.33% of the number of shares of common stock, par value $.01 per share, of Holdings issued to HMTF/Omni Partners, L.P., a Delaware limited partnership ("OmniPartners"), on the Closing Date; provided, however, that notwithstanding the foregoing, this Agreement shall continue for so long as HMTF and its affiliates own



NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN PARAGRAPH 5 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON INDENTIFIED THEREIN.







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beneficially, directly or indirectly, securities of Holdings or its successors with a market value of at least $25 million. "Closing Date" shall mean the date on which the transactions contemplated by that certain Amended and Restated Agreement and Plan of Merger, dated as of April 22, 1998, among Holdings, OAI Acquisition Corp., a Delaware corporation, OmniAmerica, OAI, OmniPartners and Omni/HSW Acquisition, Inc., a Delaware corporation, are consummated. For purposes of this Section 2, any calculation of the number of securities owned beneficially, directly or indirectly, by HMTF and its affiliates shall be determined in good faith by the Board of Directors of Holdings, as follows: (i) "owned" shall mean beneficial ownership, determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) each calculation shall be adjusted for subsequent stock splits, reverse stock splits, stock combinations, recapitalizations, stock dividends and the like.

                  3.  Compensation.

                  (a) As compensation for HMCo's services to the Clients under this Agreement, the Clients hereby irrevocably agree, jointly and severally, to pay to HMCo an annual fee (the "Monitoring Fee") of $180,000 (the "Base Fee"), which Monitoring Fee shall be subject to adjustment pursuant to paragraphs (b) and (c) below and prorated on a daily basis for any partial calendar year during the term of this Agreement. The Monitoring Fee shall be payable in equal quarterly installments on each January 1, April 1, July 1, and October 1 during the term of this Agreement (each a "Payment Date"), beginning with the first Payment Date following the date hereof. All payments shall be made by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing).

                  (b) On July 1 of each calendar year during the term of this Agreement, the Monitoring Fee shall be adjusted to an annual amount equal to (i) the budgeted consolidated annual net sales of Holdings and its subsidiaries for the then-current fiscal year (which, for the purposes hereof shall include Holdings' and its subsidiaries' proportionate share of the annual net sales of any entity in which Holdings or any of its subsidiaries owns a minority interest), multiplied by (ii) .2% (the "Percentage"); provided, however, that in no event shall the annual Monitoring Fee be less than the Base Fee.

                  (c) On each occasion that Holdings or any of its subsidiaries shall acquire an interest in another entity or business during the term of this Agreement, the annual Monitoring Fee for the calendar year in which such acquisition occurs shall be adjusted prospectively (i.e., for periods subsequent to such acquisition until the next adjustment pursuant to clause (b) above), as of the closing of such acquisition, to an annual amount equal to (i) the pro forma combined budgeted consolidated annual net sales of Holdings and its subsidiaries for the entire then-current fiscal year of Holdings (including Holdings' and its


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subsidiaries' proportionate share of the budgeted annual net sales of the acquired entity or business for such entire fiscal year, on a pro forma basis), multiplied by (ii) the Percentage; provided, however, that in no event shall the annual Monitoring Fee be less than the Base Fee.

                  (d) All past due payments in respect of the Monitoring Fee shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the prime commercial lending rate per annum of The Chase Manhattan Bank or its successors (which rate is a reference rate and is not necessarily its lowest or best rate of interest actually charged to any customer) (the "Prime Rate") as in effect from time to time, plus five percent (5%), from the due date of such payment to and including the date on which payment is made to HMCo in full, including such interest accrued thereon.

                  4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the Clients jointly and severally agree to pay or reimburse HMCo for all "Reimbursable Expenses," which shall consist of
(i) all reasonable disbursements and out-of-pocket expenses (including without limitation costs of travel, postage, deliveries, communications, etc.) incurred by HMCo or its affiliates for the account of any of the Clients, or in connection with the performance by HMCo of the services contemplated by Section 1 hereof and (ii) the Clients' Pro Rata Share of Allocable Expenditures as defined in Exhibit B hereto. Promptly (but not more than 10 days) after request by or notice from HMCo, the applicable Client shall pay HMCo, by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing), the Reimbursable Expenses for which HMCo has provided such Client invoices or reasonably detailed descriptions. All past due payments in respect of the Reimbursable Expenses shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the Prime Rate plus 5% from the Payment Date to and including the date on which such Reimbursable Expenses plus accrued interest thereon are fully paid to HMCo.

                  5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of HMCo, its affiliates, and the respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Exchange Act), if any, agents and employees of HMCo and/or any of its affiliates (HMCo, its affiliates, and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including those arising out of an Indemnified Person's negligence and fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by any of the Clients or (ii) actions


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taken or omitted to be taken by an Indemnified Person with any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (B) are otherwise related to or arise out of HMCo's engagement hereunder, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's acting pursuant to HMCo's engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. Each of the Clients also agrees that neither HMCo nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients further agree that none of them will, without the prior written consent of HMCo, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnifications may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON.

                  The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each of the Clients hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against HMCo or any other Indemnified Person.

                  It is understood that, in connection with HMCo's engagement, HMCo may also be engaged to act for any Client in one or more additional capacities, and that the terms of this engagement or any such additional engagement may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in




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the first paragraph hereof as well as to any such additional engagement(s)
(whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagement(s).

                  Each of the Clients further understands and agrees that if HMCo is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

                  6. Confidential Information. In connection with the performance of the services hereunder, HMCo agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client or any of its direct or indirect subsidiaries to it solely in its capacity as a financial advisor, unless such Client consents to the divulging thereof or such information, secret processes, or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

                  7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

                  8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

                  9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

                  10. Other Understandings. All discussions, understandings, and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the agreement of the parties hereto. All calculations of the Monitoring Fee and Reimbursable Expenses shall be made by HMCo and, in the absence of mathematical error, shall be final and conclusive.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed as of the day and year first above written.

                                   HICKS, MUSE & CO. PARTNERS, L.P.

                                   By:  HM PARTNERS INC., its General
                                        Partner


                                      By: /s/ LAWRENCE D. STUART, JR.
                                         -------------------------------------
                                      Name: Lawrence D. Stuart, Jr.
                                           -----------------------------------
                                      Title: Managing Director and Principal
                                            ----------------------------------

                                   SPECIALTY TELECONSTRUCTORS, INC.


                                   By: /s/ MICHAEL R. BUDAGHER
                                      ----------------------------------------
                                   Name: Michael R. Budagher
                                        --------------------------------------
                                   Title: President
                                         -------------------------------------

                                   OMNIAMERICA HOLDINGS CORPORATION


                                   By: /s/ DANIEL S. DROSS
                                      ----------------------------------------
                                   Name: Daniel S. Dross
                                        --------------------------------------
                                   Title: Vice President and Secretary
                                         -------------------------------------

                                   OMNIAMERICA, INC.


                                   By: /s/ DANIEL S. DROSS
                                      ----------------------------------------
                                   Name: Daniel S. Dross
                                        --------------------------------------
                                   Title: Vice President and Secretary
                                         -------------------------------------




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                                   NOVAK & LACKEY CONSTRUCTION CO.,
                                   INC.


                                   By: /s/ MICHAEL R. BUDAGHER
                                      ----------------------------------------
                                   Name: Michael R. Budagher
                                        --------------------------------------
                                   Title: Assistant Secretary
                                         -------------------------------------

                                   SPECIALTY MANAGEMENT, INC.

                                   By: /s/ MICHAEL R. BUDAGHER
                                      ----------------------------------------
                                   Name: Michael R. Budagher
                                        --------------------------------------
                                   Title: President
                                         -------------------------------------


                                   MICROWAVE TOWER SERVICES, INC.

                                   By: /s/ MICHAEL R. BUDAGHER
                                      ----------------------------------------
                                   Name: Michael R. Budagher
                                        --------------------------------------
                                   Title: Assistant Secretary
                                         -------------------------------------


                                   SPECIALTY CONSTRUCTORS, INC.


                                   By: /s/ MICHAEL R. BUDAGHER
                                      ----------------------------------------
                                   Name: Michael R. Budagher
                                        --------------------------------------
                                   Title: President
                                         -------------------------------------



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                                   SPECIALTY CONSTRUCTORS COATINGS,
                                   INC.


                                   By: /s/ MICHAEL R. BUDAGHER
                                      ----------------------------------------
                                   Name: Michael R. Budagher
                                        --------------------------------------
                                   Title: President
                                         -------------------------------------

                                   SPECIALTY CAPITAL SERVICES, INC.


                                   By: /s/ MICHAEL R. BUDAGHER
                                      ----------------------------------------
                                   Name: Michael R. Budagher
                                        --------------------------------------
                                   Title: President
                                         -------------------------------------

                                   SPECIALTY COMBINED RESOURCES, INC.


                                   By: /s/ MICHAEL R. BUDAGHER
                                      ----------------------------------------
                                   Name: Michael R. Budagher
                                        --------------------------------------
                                   Title: President
                                         -------------------------------------

                                   SPECIALTY FORTRESS, INC.


                                   By: /s/ MICHAEL R. BUDAGHER
                                      ----------------------------------------
                                   Name: Michael R. Budagher
                                        --------------------------------------
                                   Title: President
                                         -------------------------------------


                                   SPECIALTY TRAINING CENTERS, INC.


                                   By: /s/ MICHAEL R. BUDAGHER
                                      ----------------------------------------
                                   Name: Michael R. Budagher
                                        --------------------------------------
                                   Title: President
                                         -------------------------------------




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                            SOUTH ATLANTIC TOWER CORPORATION


                            By: /s/ F. HOWARD MANDEL
                               -------------------------------------------
                            Name: F. Howard Mandel
                                 -----------------------------------------
                            Title: Vice President and Assistant Secretary
                                  ----------------------------------------

                            OMNITOWER, LTD.
                              By: South Atlantic Tower Corporation,
                                  its general partner

                            By: /s/ F. HOWARD MANDEL
                               -------------------------------------------
                            Name: F. Howard Mandel
                                 -----------------------------------------
                            Title: Vice President and Assistant Secretary
                                  ----------------------------------------


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                                    EXHIBIT B


        PRO RATA SHARE OF ALLOCABLE EXPENDITURES AND RELATED DEFINITIONS

                  Pro Rata Share of Allocable Expenditures shall equal the product obtained by multiplying (i) the sum of all Allocable Expenditures that have not previously been paid or reimbursed to HMCo by the Clients and other Participating Acquired Companies, by (ii) a fraction, the numerator of which shall equal the total amount of Invested Capital (as from time to time outstanding) that any Fund has invested in the Clients' securities or instruments, as applicable, and the denominator of which shall equal the total amount of Invested Capital (as from time to time outstanding) that any Fund has invested in the securities or instruments of any and all Participating Acquired Companies.

                  The capitalized terms used in the foregoing definition have the meanings set forth below:

                  Allocable Expenditures shall mean all variable, fixed, and other costs, expenses, expenditures, charges, or obligations (including without limitation letters of credit, deposits, etc.) that are reasonably related to assets utilized, services provided, or programs administered by HMCo or its affiliates in connection with the performance by HMCo of financial oversight and monitoring services on behalf of any of the Clients and other Participating Acquired Companies, including without limitation corporate airplanes, charitable contributions, retainers for lobbyists and other professionals, and premiums and finance charges for director and officer insurance maintained for representatives of HMCo or its affiliates.

                  Fund shall mean any one or more of the equity funds now or hereafter sponsored by HMTF or its successors, including any LP Investment Entity (as defined in the limited partnership agreement for any such equity fund) formed under or with respect to any such equity fund.

                  Invested Capital shall mean the total amount of partner capital that a Fund from time to time invests in the purchase of securities or instruments of a Participating Acquired Company, less the total cash distributions that constitute a return of such partner capital with proceeds from the disposition of all or any part of such securities or instruments. For each period for which the Pro Rata Share of Allocable Expenditures is being made, the applicable Invested Capital shall equal the amount outstanding as of the end of the respective period.



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                  Participating Acquired Company shall mean any partnership, corporation, trust, limited liability company, or other entity that is, for the period for which the Pro Rata Share of Allocable Expenditures is being determined, a party to a monitoring agreement or similar contract with HMCo or its affiliates (a "Monitored Company") and is, as of the end of such period, designated by HMCo to bear a portion of such allocable expenditures. HMCo may, in its sole and absolute discretion, determine not to designate an entity as a Participating Acquired Company with respect to such period; provided, however, that substantially all domestic entities that are Monitored Companies shall be designated as Participating Acquired Companies during any such period. HMCo may make such determination of non-designation for no reason or for any reason, including without limitation the respective entity's bankruptcy or other temporary or permanent inability to pay fees or expenses to HMCo or its affiliates.




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